EXHIBIT 10.19*

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

Engelhard P.O.Box 220 Attapulgus, GA 31715 (912) 485-3341	PURCHASE ORDER PURCHASE ORDER NUMBERS MUST APPEAR ON ALL INVOICES, PACKAGES, ETC.
ORDER DATE	QUOTATION NO.	F.O.B.	SHIP VIA	TERMS	ORDER NO.
2/02/04		DELIVERED	TANK TRUCK	NET 045 DAYS	SCM0000093
THIS PURCHASE ORDER IS SUBJECT TO THE TERMS AND CONDITIONS APPEARING ON THE PAGE 1 REVERSE SIDE WHICH ARE SPECIFICALLY INCORPORATED INTO AND MADE PART OF THIS AGREEMENT
134719 SHIP TO: TOR MINERALS INTERNATIONAL INC. Engelhard-Savannah P.O. BOX 2549 1800 East President Street CORPUS CHRISTI, TEXAS 78403 Savannah, Georgia 31404
QUANTITY	OUR ITEM NUMBER/DESCRIPTION			UNIT PRICE	UOM	EXTENDED PRICE

(Aluminas: ALUPREM) Blanket order for Engelhard Savannah 2004 requirements, per Seller's "Standard. Specification-[*], ALUPREM [*]. O/S".

ALUPREM [*],[*]

Approximately [*] lbs.

Price

EURO [*] per pound ([*]). SELLER agrees that this price is firm for all of calendar year 2004.

Volume Commitment

BUYER agrees that 100% of 2004 demand for alumina conforming to contract specifications shall be procured from SELLER. BUYER and SELLER agree that indicated quantity is a good faith estimate only and no firm commitment of volume is hereby granted.

Freight Terms

DDU BUYER'S DOCK, PRE-PAID AND INCLUDED.

Payment Terms

N45 days after Ocean Bill of Lading

Delivery

SELLER agrees to effect delivery in liquid sea-bulk containers at a rate of [*] containers per week. BUYER reserves the right to modify delivery schedule based on business and market conditions.

Contract Documents

The following documents, acting together and incorporated by reference herein, shall constitute the entire agreement between the parties. No changes are allowed without the written consent of both parties.

1) BUYER'S Purchase Order

2) BUYER'S Purchase Order Acknowledgement promptly signed and returned to

DO NOT CHARGE GEORGIA SALES TAX-REGISTRATION NUMBER 043-79-03167-5.

The Purchaser assumes liability for payment directly to the state of any sales, use or occupation tax if he uses or consumes the property herein purchased in such a way as to render the sales subject to tax.

PURCHASE ORDER TOTAL PRICE

[*] portions of this document have been deleted from this document and have been filed separately with the Securities and Exchange Commission

ENGELHARD CORPORATION

BY /s/ Michael O'Donnell

Engelhard P.O.Box 220 Attapulgus, GA 31715 (912) 485-3341	PURCHASE ORDER PURCHASE ORDER NUMBERS MUST APPEAR ON ALL INVOICES, PACKAGES, ETC.
ORDER DATE	QUOTATION NO.	F.O.B.	SHIP VIA	TERMS	ORDER NO.
2/02/04		DELIVERED	TANK TRUCK	NET 045 DAYS	SCM0000093
THIS PURCHASE ORDER IS SUBJECT TO THE TERMS AND CONDITIONS APPEARING ON THE PAGE 2 REVERSE SIDE WHICH ARE SPECIFICALLY INCORPORATED INTO AND MADE PART OF THIS AGREEMENT
134719 SHIP TO: TOR MINERALS INTERNATIONAL INC. Engelhard-Savannah P.O. BOX 2549 1800 East President Street CORPUS CHRISTI, TEXAS 78402 Savannah, Georgia 31404
QUANTITY	OUR ITEM NUMBER/DESCRIPTION			UNIT PRICE	UOM	EXTENDED PRICE
[*].00

Michael O'Donnell, c/o Engelhard Corporation, PO Box 220, Attapulgus, GA 39815.

3) BUYER'S "Engelhard Corporation - Terms and Conditions of Purchase."

4) Seller's quotation delivered via e-mail on 01/27/2004 and signed by Mark Schomp.

023611113002083 130020000000083 ACMCNAIR

ALUPREM [*] - [*]

				. [*]	LB	[*].00

DO NOT CHARGE GEORGIA SALES TAX-REGISTRATION NUMBER 043-79-03167-5.

The Purchaser assumes liability for payment directly to the state of any sales, use or occupation tax if he uses or consumes the property herein purchased in such a way as to render the sales subject to tax.

				PURCHASE ORDER TOTAL PRICE		[*].00

ENGELGARD CORPORATION

ACMCNAIR

AN EQUAL OPPORTUNITY EMPLOYER BY /s/ Michael O'Donnell 2/17/04

[*] portions of this document have been deleted from this document and have been filed separately with the Securities and Exchange Commission